SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C. 20549

                                FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934


 Date of Report (Date of earliest event reported) AS OF AUGUST 31, 1999


                           EP MEDSYSTEMS, INC.
          (Exact name of registrant as specified in its charter)


                     Commission file number 0-28260


        NEW JERSEY                    		        22-3212190
 (State or other jurisdiction	             (IRS Employer Identification No.)
  of incorporation)

100 STIERLI COURT, MOUNT ARLINGTON, NEW JERSEY 		07865
 (Address of principal executive offices)		(Zip Code)


Registrant's telephone number:		(973) 398-2800

ITEM 5.  OTHER EVENTS

     On September 1, 1999, EP MedSystems, Inc. sold 1,135,000 shares of its common stock, no par value, stated value $.001 per share (the "Shares") in a private offering with a major institutional investment fund and three private investors. The Shares were priced at $2.75 per share for aggregate gross proceeds of $3,121,250. Additionally, the investors received callable warrants to purchase an aggregate of 567,500 shares of common stock exercisable at $3.50 per share. The investment group was led by New York City-based EGS Private Healthcare Partnership, L.P.

     The  form  of  Common Stock and Warrant Purchase Agreement is attached
hereto  as  Exhibit  4.3.    The  form  of  Press  Release  announcing  the
transaction is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBITS

4.3 Form of Common Stock and Warrant Purchase Agreement between EP MedSystems, Inc. and the Purchasers, dated as of August 1, 1999 (including Exhibit A: Form of Registration Rights Agreement and Exhibit B: Form of Warrant).

99   Press Release dated September 7, 1999

                                 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EP MEDSYSTEMS, INC.

Dated: SEPTEMBER 7, 1999 BY  /S/ JOSEPH M. TURNER
                              Joseph M. Turner
                              Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER DESCRIPTION

4.3 Form of Common Stock and Warrant Purchase Agreement between EP MedSystems, Inc. and the Purchasers, dated as of August 1, 1999 (including Exhibit A: Form of Registration Rights Agreement and Exhibit B: Form of Warrant).

99             Press Release dated September 7, 1999